EXHIBIT 99.1

[Huron Consulting Group Logo]
News

FOR IMMEDIATE RELEASE
August 7, 2007

Huron Consulting Group Reports Second Quarter 2007 Financial Results

•	Revenues of $118.3 million for Q2 2007 increased 74.5% from $67.8 million in Q2 2006.
•	Diluted earnings per share for Q2 2007 were $0.56 compared to $0.36 in Q2 2006.

CHICAGO - August 7, 2007 - Huron Consulting Group Inc. (NASDAQ: HURN), a leading provider of financial and operational consulting services, today announced financial results for the second quarter and six months ended June 30, 2007.

“We are very pleased with the strong revenue and earnings growth posted by Huron in the quarter, as we continue to execute our broad service portfolio strategy,” said Gary E. Holdren, chairman and chief executive officer, Huron Consulting Group.

“We are also very excited about our recent acquisitions of Callaway Partners and Aegis Advisers. Callaway brings an immediate scope of practice expansion to Huron. We see many opportunities to bring Callaway’s senior project management skills along with its variable, on-demand workforce to the marketplace to assist Huron clients with their various financial accounting and reporting challenges. We also look forward to introducing Huron’s services to Callaway’s client base. Our recent acquisition of Aegis further bolsters and builds out our capabilities to serve the community hospital market,” added Holdren.

Second Quarter 2007 Results
Revenues of $118.3 million for the second quarter of 2007 increased 74.5% from $67.8 million for the second quarter of 2006. The Company's second quarter 2007 operating income increased 74.8% to $19.8 million compared to $11.3 million in the second quarter of 2006. Net income was $10.1 million, or $0.56 per diluted share, for the second quarter of 2007 compared to $6.3 million, or $0.36 per diluted share, for the comparable quarter last year. Financial results for the second quarter of 2007 and 2006 included $2.3 million and $1.6 million, respectively, of rapid amortization on intangible assets.

Second quarter 2007 earnings before interest, taxes, depreciation and amortization (“EBITDA”)(5) increased 80.8% to $26.2 million, or 22.2% of revenues, compared to $14.5 million, or 21.4% of revenues, in the comparable quarter last year. Adjusted EBITDA(5), which excludes share-based compensation expense, increased 83.2% to $31.1 million in the second quarter of 2007, or 26.3% of revenues, compared to $17.0 million, or 25.0% of revenues, in the comparable quarter last year.

Headcount of revenue-generating professionals increased 49.6% to 1,002 at June 30, 2007, compared to 670 at June 30, 2006. Billable consultant utilization rate was 77.9% during the second quarter of 2007 compared with 76.7% during the same period last year. Average billing rate per hour increased 2.5% to $283 for the second quarter of 2007 from $276 for the second quarter of 2006.

Year-to-Date Results
Revenues of $234.3 million for the first six months of 2007 increased 80.3% from $130.0 million for the first six months of 2006. The Company's six-month 2007 operating income increased 84.4% to $38.7 million compared to $21.0 million in the first half of 2006. Net income was $19.9 million, or $1.11 per diluted share, for the first six months of 2007 compared to $11.9 million, or $0.69 per diluted share, for the comparable period last year. Financial results for the first half of 2007 and 2006 included $4.5 million and $1.7 million, respectively, of rapid amortization of intangible assets.

First-half 2007 EBITDA(5) increased 99.6% to $51.4 million, or 22.0% of revenues, compared to $25.8 million, or 19.8% of revenues, in the same period last year. Adjusted EBITDA(5), which excludes share-based compensation expense and costs associated with a secondary offering of the Company's common stock in the first quarter of 2006, increased 94.8% to $60.5 million in the first half of 2007, or 25.8% of revenues, compared to $31.1 million, or 23.9% of revenues, in the comparable period last year.

Billable consultant utilization rate was 78.0% during the first six months of 2007 compared with 77.1% during the same period last year. Average billing rate per hour increased 4.1% to $277 for the first half of 2007 from $266 for the first half of 2006.

New Operating Segments for 2007
Huron continues to demonstrate the success of its broad portfolio of service offerings with solid revenue growth based upon strong market demand.

In response to Huron's continued organic growth and acquisitions of complementary businesses, the Company has reorganized its practice areas and service lines, effective January 1, 2007, to better meet market demand and serve clients. Under the new organizational structure, Huron has four operating segments as follows: Legal Financial Consulting; Legal Operational Consulting; Health and Education Consulting; and Corporate Consulting.

Segment results are included in the attached schedules and in Huron's Form 10-Q filing for the quarter ended June 30, 2007.

Acquisitions
In January 2007, Huron acquired Wellspring Partners LTD, a leading management consulting firm specializing in integrated performance improvement services for hospitals and health systems, and Glass & Associates, Inc., a leading turnaround and restructuring firm.

In July 2007, Huron announced the acquisition of Callaway Partners, LLC, an accounting and finance professional services firm based in Atlanta, GA. Callaway specializes in project management and staff augmentation for clients, focusing on general accounting/finance support, accounting and SEC reporting advisory services, internal audit, Sarbanes-Oxley compliance and corporate tax.

Also in July 2007, Huron announced the acquisition of Aegis Advisers, Ltd., a consulting firm that is well-known in the healthcare industry for its strategic planning skills, facility planning expertise, and ability to define community demographics to develop and implement strategies that capture market share.

Outlook for 2007
Based on currently available information, the Company expects Q3 2007 revenues before reimbursable expenses in a range of $136.0 million to $141.0 million, EBITDA in a range of $26.5 million to $28.5 million, operating income in a range of $19.5 million to $21.5 million, and between $0.55 and $0.60 in diluted earnings per share.

The Company anticipates full year 2007 revenues before reimbursable expenses in a range of $510.0 million to $523.0 million, EBITDA in a range of $106.0 million to $110.0 million, operating income in a range of $79.5 million to $83.5 million, and between $2.24 and $2.37 in diluted earnings per share.

Second Quarter 2007 Webcast
The Company will host a webcast to discuss its financial results today at 11:00 a.m. Eastern Time (10:00 a.m. Central Time). The webcast may be accessed at www.huronconsultinggroup.com . A rebroadcast will be available approximately two hours after the end of the webcast and for 90 days thereafter.

About Huron Consulting Group
Huron Consulting Group helps clients effectively address complex challenges that arise in litigation, disputes, investigations, regulatory compliance, procurement, financial distress, and other sources of significant conflict or change. The Company also helps clients deliver superior customer and capital market performance through integrated strategic, operational, and organizational change. Huron provides services to a wide variety of both financially sound and distressed organizations, including Fortune 500 companies, medium-sized businesses, leading academic institutions, healthcare organizations, and the law firms that represent these various organizations. Learn more at www.huronconsultinggroup.com ..

Statements in this press release, which are not historical in nature and concern Huron Consulting Group's current expectations about the Company's reported results for 2007 and future results in 2007 are "forward-looking" statements as defined in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or “continue.” These forward-looking statements reflect our current expectation about our future results, levels of activity, performance or achievements, including without limitation, that our business continues to grow at the current expectations with respect to, among other factors, utilization and billing rates, number of revenue-generating professionals; that we are able to expand our service offerings; that we successfully integrate the businesses we acquire; and that existing market conditions do not change from current expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Therefore you should not place undue reliance on these forward-looking statements. Please see “Risk Factors” in our 2006 annual report on Form 10-K and in other documents we file with the Securities and Exchange Commission for a complete description of the material risks we face.

Media Contact:
Jennifer Frost Hennagir
312-880-3260
jfrost-hennagir@huronconsultinggroup.com

Investor Contact:
Gary L. Burge, Chief Financial Officer
312-583-8722
garyburge@huronconsultinggroup.com
###

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Revenues and reimbursable expenses:
Revenues	$118,266	$67,769	$234,275	$129,956
Reimbursable expenses	10,910	6,691	20,945	12,130
Total revenues and reimbursable expenses	129,176	74,460	255,220	142,086
Direct costs and reimbursable expenses (exclusive of depreciation and amortization shown in operating expenses):
Direct costs	66,508	37,436	133,411	73,426
Intangible assets amortization	2,304	1,640	4,544	1,716
Reimbursable expenses	10,814	6,795	20,931	12,333
Total direct costs and reimbursable expenses	79,626	45,871	158,886	87,475
Operating expenses:
Selling, general and administrative	25,606	15,713	49,433	30,554
Depreciation and amortization	4,177	1,569	8,219	3,077
Total operating expenses	29,783	17,282	57,652	33,631
Operating income	19,767	11,307	38,682	20,980
Other income (expense):
Interest income (expense), net	(1,825)	(193)	(3,250)	39
Other income	95	—	125	—
Total other income (expense)	(1,730)	(193)	(3,125)	39
Income before provision for income taxes	18,037	11,114	35,557	21,019
Provision for income taxes	7,936	4,834	15,645	9,143
Net income	$10,101	$6,280	$19,912	$11,876

Earnings per share:
Basic	$0.60	$0.39	$1.19	$0.73
Diluted	$0.56	$0.36	$1.11	$0.69

Weighted average shares used in calculating earnings per share:
Basic	16,842	16,309	16,784	16,194
Diluted	17,993	17,244	17,881	17,120

HURON CONSULTING GROUP INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2007	December 31, 2006
Assets
Current assets:
Cash and cash equivalents	$3,437	$16,572
Receivables from clients, net	66,116	41,848
Unbilled services, net	34,124	22,627
Income tax receivable	1,651	3,637
Deferred income taxes	22,280	15,290
Other current assets	12,204	6,435
Total current assets	139,812	106,409
Property and equipment, net	32,017	27,742
Deferred income taxes	3,029	5,433
Deposits and other assets	7,508	2,294
Intangible assets, net	15,002	4,238
Goodwill	137,707	53,328
Total assets	$335,075	$199,444

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,634	$2,684
Accrued expenses	19,762	12,712
Accrued payroll and related benefits	35,100	41,649
Deferred revenues	6,608	4,035
Bank borrowings	—	8,000
Current portion of notes payable and capital lease obligations	1,141	1,282
Total current liabilities	67,245	70,362
Non-current liabilities:
Deferred compensation and other liabilities	2,737	1,169
Notes payable and capital lease obligations, net of current portion	—	1,000
Bank borrowings	107,000	—
Deferred lease incentives	10,246	10,333
Total non-current liabilities	119,983	12,502
Commitments and contingencies
Stockholders’ equity
Common stock; $0.01 par value; 500,000,000 shares authorized; 19,166,689 and 18,470,623 shares issued at June 30, 2007 and December 31, 2006, respectively	180	178
Treasury stock, at cost, 469,189 and 398,783 shares at June 30, 2007 and December 31, 2006, respectively	(12,252)	(9,396)
Additional paid-in capital	93,880	79,598
Retained earnings	66,112	46,200
Accumulated other comprehensive loss	(73)	—
Total stockholders’ equity	147,847	116,580
Total liabilities and stockholders equity	$335,075	$199,444

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

	Three Months Ended June 30,		Percent Increase
Segment and Consolidated Operating Results (in thousands):	2007	2006
Revenues and reimbursable expenses:
Legal Financial Consulting	$32,669	$23,981	36.2%
Legal Operational Consulting (1)	22,795	9,219	147.3%
Health and Education Consulting	42,810	20,716	106.7%
Corporate Consulting	19,992	13,853	44.3%
Total revenues	118,266	67,769	74.5%
Total reimbursable expenses	10,910	6,691	63.1%
Total revenues and reimbursable expenses	$129,176	$74,460	73.5%

Operating income:
Legal Financial Consulting	$15,281	$11,186	36.6%
Legal Operational Consulting	7,272	2,630	176.5%
Health and Education Consulting	14,021	6,435	117.9%
Corporate Consulting	5,920	4,614	28.3%
Total segment operating income	42,494	24,865	70.9%

Unallocated corporate costs	18,550	11,989	54.7%
Depreciation and amortization expense	4,177	1,569	166.2%
Total operating expenses	22,727	13,558	67.6%

Operating income	$19,767	$11,307	74.8%

Other Operating Data:
Number of revenue-generating professionals (at period end) (2):
Legal Financial Consulting - Billable Consultants	291	225	29.3%
Legal Operational Consulting - Billable Consultants	126	112	12.5%
Legal Operational Consulting - Other Professionals (1)	62	—	—
Health and Education Consulting - Billable Consultants	355	220	61.4%
Corporate Consulting - Billable Consultants	168	113	48.7%
Total	1,002	670	49.6%
Average number of revenue-generating professionals (for the period) (2):
Legal Financial Consulting - Billable Consultants	288	223
Legal Operational Consulting - Billable Consultants	122	110
Legal Operational Consulting - Other Professionals (1)	59	—
Health and Education Consulting - Billable Consultants	356	211
Corporate Consulting - Billable Consultants	170	111
Total	995	655
Billable consultant utilization rate (3):
Legal Financial Consulting	74.6%	73.4%
Legal Operational Consulting (1)	79.0%	74.6%
Health and Education Consulting	80.5%	80.2%
Corporate Consulting	77.1%	78.5%
Total	77.9%	76.7%
Average billing rate per hour (4):
Legal Financial Consulting	$315	$301
Legal Operational Consulting (1)	$249	$236
Health and Education Consulting	$256	$239
Corporate Consulting	$313	$341
Total	$283	$276

	Six Months Ended June 30,		Percent Increase
Segment and Consolidated Operating Results (in thousands):	2007	2006
Revenues and reimbursable expenses:
Legal Financial Consulting	$69,281	$50,030	38.5%
Legal Operational Consulting (1)	46,066	16,769	174.7%
Health and Education Consulting	81,662	39,140	108.6%
Corporate Consulting	37,266	24,017	55.2%
Total revenues	234,275	129,956	80.3%
Total reimbursable expenses	20,945	12,130	72.7%
Total revenues and reimbursable expenses	$255,220	$142,086	79.6%

Operating income:
Legal Financial Consulting	$31,456	$22,889	37.4%
Legal Operational Consulting	15,174	4,787	217.0%
Health and Education Consulting	26,221	11,723	123.7%
Corporate Consulting	10,116	8,221	23.1%
Total segment operating income	82,967	47,620	74.2%

Unallocated corporate costs	36,066	23,563	53.1%
Depreciation and amortization expense	8,219	3,077	167.1%
Total operating expenses	44,285	26,640	66.2%

Operating income	$38,682	$20,980	84.4%

Other Operating Data:
Number of revenue-generating professionals (at period end) (2):
Legal Financial Consulting - Billable Consultants	291	225	29.3%
Legal Operational Consulting - Billable Consultants	126	112	12.5%
Legal Operational Consulting - Other Professionals (1)	62	—	—
Health and Education Consulting - Billable Consultants	355	220	61.4%
Corporate Consulting - Billable Consultants	168	113	48.7%
Total	1,002	670	49.6%
Average number of revenue-generating professionals (for the period) (2):
Legal Financial Consulting - Billable Consultants	284	225
Legal Operational Consulting - Billable Consultants	122	107
Legal Operational Consulting - Other Professionals (1)	55	—
Health and Education Consulting - Billable Consultants	350	210
Corporate Consulting - Billable Consultants	170	106
Total	981	648
Billable consultant utilization rate (3):
Legal Financial Consulting	79.8%	78.8%
Legal Operational Consulting (1)	77.3%	71.3%
Health and Education Consulting	79.4%	79.1%
Corporate Consulting	72.7%	75.3%
Total	78.0%	77.1%
Average billing rate per hour (4):
Legal Financial Consulting	$306	$292
Legal Operational Consulting (1)	$244	$231
Health and Education Consulting	$252	$230
Corporate Consulting	$304	$321
Total	$277	$266

	Three Months Ended
Segment and Consolidated Operating Results (in thousands):	Mar. 31, 2006	Jun. 30, 2006	Sep. 30, 2006	Dec. 31, 2006
Revenues and reimbursable expenses:
Legal Financial Consulting	$26,049	$23,981	$28,618	$30,572
Legal Operational Consulting (1)	7,550	9,219	12,971	18,034
Health and Education Consulting	18,424	20,716	21,088	23,880
Corporate Consulting	10,164	13,853	12,517	10,952
Total revenues	62,187	67,769	75,194	83,438
Total reimbursable expenses	5,439	6,691	7,921	13,279
Total revenues and reimbursable expenses	$67,626	$74,460	$83,115	$96,717

Operating income:
Legal Financial Consulting	$11,703	$11,186	$13,033	$14,382
Legal Operational Consulting	2,157	2,630	3,650	5,447
Health and Education Consulting	5,288	6,435	6,592	7,060
Corporate Consulting	3,607	4,614	4,955	4,640
Total segment operating income	22,755	24,865	28,230	31,529

Unallocated corporate costs	11,574	11,989	13,186	13,920
Depreciation and amortization expense	1,508	1,569	2,921	3,203
Total operating expenses	13,082	13,558	16,107	17,123

Operating income	$9,673	$11,307	$12,123	$14,406

Other Operating Data:
Number of revenue-generating professionals (at period end) (2):
Legal Financial Consulting - Billable Consultants	224	225	258	268
Legal Operational Consulting - Billable Consultants	109	112	118	121
Legal Operational Consulting - Other Professionals (1)	—	—	46	48
Health and Education Consulting - Billable Consultants	207	220	257	274
Corporate Consulting - Billable Consultants	96	113	131	131
Total	636	670	810	842
Average number of revenue-generating professionals (for the period) (2):
Legal Financial Consulting - Billable Consultants	223	223	244	260
Legal Operational Consulting - Billable Consultants	103	110	115	120
Legal Operational Consulting - Other Professionals (1)	—	—	22	49
Health and Education Consulting - Billable Consultants	212	211	237	265
Corporate Consulting - Billable Consultants	101	111	123	132
Total	639	655	741	826
Billable consultant utilization rate (3):
Legal Financial Consulting	83.9%	73.4%	82.9%	85.6%
Legal Operational Consulting (1)	67.7%	74.6%	71.8%	72.5%
Health and Education Consulting	78.1%	80.2%	82.3%	77.0%
Corporate Consulting	71.6%	78.5%	71.8%	69.4%
Total	77.5%	76.7%	78.9%	77.9%
Average billing rate per hour (4):
Legal Financial Consulting	$284	$301	$284	$282
Legal Operational Consulting (1)	$225	$236	$227	$238
Health and Education Consulting	$221	$239	$230	$241
Corporate Consulting	$296	$341	$311	$279
Total	$257	$276	$262	$261

(1)
Legal Operational Consulting revenues include revenues generated by our document review and processing groups (Legal Operational Consulting - Other Professionals) for the three and six months ended June 30, 2007. Utilization rate and average billing rate per hour are not presented for these professionals as they are not meaningful measures.

(2)
Revenue-generating professionals consist of our billable consultants and other professionals. Billable consultants generate revenues primarily based on number of hours worked while our other professionals generate revenues based on number of hours worked and units produced, such as pages reviewed and data processed. Revenue-generating professionals exclude interns and independent contractors.

(3)
We calculate the utilization rate for our billable consultants by dividing the number of hours all our billable consultants worked on client assignments during a period by the total available working hours for all of our billable consultants during the same period, assuming a forty-hour work week, less paid holidays and vacation days.

(4)
For engagements where revenues are based on number of hours worked by our billable consultants, average billing rate per hour is calculated by dividing revenues for a period by the number of hours worked (excluding interns and independent contractor hours) on client assignments during the same period.

HURON CONSULTING GROUP INC.
RECONCILIATION OF OPERATING INCOME TO ADJUSTED EARNINGS BEFORE INTEREST,
TAXES, DEPRECIATION AND AMORTIZATION (5)
(in thousands)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Revenues	$118,266	$67,769	$234,275	$129,956

Operating income	$19,767	$11,307	$38,682	$20,980
Add back:
Depreciation and amortization	6,481	3,209	12,763	4,793
Earnings before interest, taxes, depreciation and amortization (EBITDA) (5)	26,248	14,516	51,445	25,773
Add back:
Share-based compensation	4,845	2,459	9,051	4,722
Secondary offering costs	—	—	—	567
Total adjusted items	4,845	2,459	9,051	5,289
Adjusted EBITDA (5)	$31,093	$16,975	$60,496	$31,062
Adjusted EBITDA as a percentage of revenues	26.3%	25.0%	25.8%	23.9%

RECONCILIATION OF NET INCOME TO NET INCOME BEFORE SECONDARY OFFERING COSTS
AND ADJUSTED NET INCOME (5)
(in thousands)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Net income	$10,101	$6,280	$19,912	$11,876
Diluted earnings per share	$0.56	$0.36	$1.11	$0.69

Add back: Secondary offering costs, net of tax	—	—	—	567
Net income before secondary offering costs (5)	$10,101	$6,280	$19,912	$12,443
Diluted earnings per share before secondary offering costs (5)	$0.56	$0.36	$1.11	$0.73

Add back other adjustments:
Amortization of intangible assets	3,868	1,844	7,657	2,059
Share-based compensation	4,845	2,459	9,051	4,722
Tax effect	(3,564)	(1,764)	(6,834)	(2,780)
Total adjustments, net of tax	5,149	2,539	9,874	4,001
Adjusted net income (5)	$15,250	$8,819	$29,786	$16,444
Adjusted diluted earnings per share (5)	$0.85	$0.51	$1.67	$0.96

(1)
In evaluating the Company’s financial performance, management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, net income before secondary offering costs, and adjusted net income, which are non-GAAP measures. Management believes that the use of such measures, as supplements to operating income, net income and other GAAP measures, are useful indicators of the Company’s financial performance and its ability to generate cash flows from operations that are available for taxes and capital expenditures. Additionally, these measures exclude certain items to provide better comparability from period to period. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.